
                                                                      Exhibit 11


                           OIL-DRI CORPORATION OF AMERICA
                       Computation of Weighted Average Number
                               of Shares Outstanding





--------------------------------------------------------------------------------------------
                                                                                Average
                                                                             Shares-(Weighted
                                                                             Shares)Number
                                          Number    Number of                  of Days As
                                          of Days    Shares       Weighted      Adjusted
   Quarter End             Period                  Outstanding     Shares
--------------------------------------------------------------------------------------------
April 30, 1997     02/01/97 to 02/23/97        23     6,616,951  152,189,873
                   02/24/97 to 02/26/97         3     6,605,251   19,815,753
                   02/27/97 to 02/27/97         1     6,596,751    6,596,751
                   02/28/97 to 03/02/97         3     6,595,251   19,785,753
                   03/03/97 to 03/05/97         3     6,564,966   19,694,898
                   03/06/97 to 03/13/97         8     6,539,966   52,319,728
                   03/14/97 to 03/16/97         3     6,534,966   19,604,898
                   03/17/97 to 03/17/97         1     6,529,466    6,529,466
                   03/18/97 to 03/18/97         1     6,521,066    6,521,066
                   03/19/97 to 03/23/97         5     6,516,066   32,580,330
                   03/24/97 to 04/01/97         9     6,508,566   58,577,094
                   04/02/97 to 04/30/97        29     6,498,566  188,458,414
                                          --------
                                                                -------------
                                               89                582,674,024      6,546,899
-----------------------------------------------------------------------------

Assuming exercise of options reduced by the number of shares which could have been purchased with the proceeds from exercise of such options.
                                                                                     35,475
                                                                             ---------------
                                                                                  6,582,374
                                                                             ---------------

--------------------------------------------------------------------------------------------
                                                                                Average
                                                                             Shares-(Weighted
                                                                             Shares)Number
                                          Number    Number of                  of Days As
                                          of Days    Shares       Weighted      Adjusted
   Quarter End             Period                  Outstanding     Shares
--------------------------------------------------------------------------------------------
April 30, 1996     02/01/96 to 03/04/96        33     6,812,922  224,826,426
                   03/05/96 to 03/06/96         2     6,809,422   13,618,844
                   03/07/96 to 03/18/96        12     6,802,922   81,635,064
                   03/19/96 to 04/30/96        43     6,796,122  292,233,246
                                          --------              -------------
                                               90                612,313,580      6,803,484
                                          --------
-----------------------------------------------------------------------------

Assuming exercise of options reduced by the number of shares which could have been purchased with the proceeds from exercise of such options.
                                                                                          0
                                                                             ---------------
                                                                                  6,803,484
                                                                             ---------------


                                                              Exhibit 11(Cont'd)

                              OIL-DRI CORPORATION OF AMERICA
                          Computation of Weighted Average Number
                                  of Shares Outstanding


--------------------------------------------------------------------------------------------
                                                                                 Average
                                                                               Shares-(Weighted
                                                                                 Shares)
                                          Number    Number of                   Number of
                                          of Days    Shares        Weighted      Days As
Nine Months Ended          Period                  Outstanding      Shares       Adjusted
--------------------------------------------------------------------------------------------
  April 30, 1997   08/01/96 to 09/24/96        55     6,736,451    370,504,805
                   09/25/96 to 09/25/96         1     6,733,951      6,733,951
                   09/26/96 to 09/26/96         1     6,717,551      6,717,551
                   09/27/96 to 09/29/96         3     6,710,451     20,131,353
                   09/30/96 to 09/30/96         1     6,708,451      6,708,451
                   10/01/96 to 10/01/96         1     6,705,251      6,705,251
                   10/02/96 to 10/02/96         1     6,702,251      6,702,251
                   10/03/96 to 10/14/96        12     6,701,751     80,421,012
                   10/15/96 to 10/15/96         1     6,698,451      6,698,451
                   10/16/96 to 10/16/96         1     6,695,751      6,695,751
                   10/17/96 to 10/17/96         1     6,690,251      6,690,251
                   10/18/96 to 10/28/96        11     6,678,051     73,458,561
                   10/29/96 to 11/25/96        28     6,670,051    186,761,428
                   11/26/96 to 12/01/96         6     6,666,551     39,999,306
                   12/02/96 to 12/05/96         4     6,664,051     26,656,204
                   12/06/96 to 12/12/96         7     6,661,551     46,630,857
                   12/13/96 to 12/18/96         6     6,660,651     39,963,906
                   12/19/96 to 01/02/97        15     6,658,751     99,881,265
                   01/03/97 to 01/06/97         4     6,648,751     26,595,004
                   01/07/97 to 01/19/97        13     6,646,851     86,409,063
                   01/20/97 to 01/20/97         1     6,646,751      6,646,751
                   01/21/97 to 02/23/97        34     6,616,951    224,976,334
                   02/24/97 to 02/26/97         3     6,605,251     19,815,753
                   02/27/97 to 02/27/97         1     6,596,751      6,596,751
                   02/28/97 to 03/02/97         3     6,595,251     19,785,753
                   03/03/97 to 03/05/97         3     6,564,966     19,694,898
                   03/06/97 to 03/13/97         8     6,539,966     52,319,728
                   03/14/97 to 03/16/97         3     6,534,966     19,604,898
                   03/17/97 to 03/17/97         1     6,529,466      6,529,466
                   03/18/97 to 03/18/97         1     6,521,066      6,521,066
                   03/19/97 to 03/23/97         5     6,516,066     32,580,330
                   03/24/97 to 04/01/97         9     6,508,566     58,577,094
                   04/02/97 to 04/30/97        29     6,498,566    188,458,414
                                          --------              ---------------
                                              273                1,813,171,908    6,641,655
                                          --------              ---------------
----------------------------------------------------------------

Assuming exercise of options reduced by the number of shares which could have been purchased with the proceeds from exercise of such options.
                                                                                      2,773
                                                                               -------------
                                                                                  6,644,428
                                                                               -------------

                                                              Exhibit 11(Cont'd)


                              OIL-DRI CORPORATION OF AMERICA
                          Computation of Weighted Average Number
                                  of Shares Outstanding


--------------------------------------------------------------------------------------------
                                                                                 Average
                                                                               Shares-(Weighted
                                                                                 Shares)
                                          Number    Number of                   Number of
                                          of Days    Shares        Weighted      Days As
Nine Months Ended          Period                  Outstanding      Shares       Adjusted
--------------------------------------------------------------------------------------------
  April 30, 1996     08/01/95 to 08/08/95       8     6,901,322     55,210,576
                     08/09/95 to 10/10/95      63     6,841,322    431,003,286
                     10/11/95 to 10/11/95       1     6,814,922      6,814,922
                     10/12/95 to 03/04/96     145     6,812,922    987,873,690
                     03/05/96 to 03/06/96       2     6,809,422     13,618,844
                     03/07/96 to 03/18/96      12     6,802,922     81,635,064
                     03/19/96 to 04/30/96      43     6,796,122    292,233,246
                                          --------              ---------------
                                              274                1,868,389,628    6,818,940
-------------------------------------------------------------------------------

Assuming exercise of options reduced by the number of shares which could have been purchased with the proceeds from exercise of such options.
                                                                                          0
                                                                                -------------

                                                                                  6,818,940
                                                                                -------------